UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: January 18, 2006

(Date of Earliest Event Reported)

GEMSTAR-TV GUIDE INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-24218	95-4782077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6922 Hollywood Boulevard

12th Floor

Los Angeles, California 90028

(Address of principal executive offices) (Zip Code)

(323) 817-4600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On January 18, 2006, the Employment Agreement, dated as of April 28, 2003, between Gemstar-TV Guide International, Inc. (“Gemstar”) and its Chief Financial Officer, Brian D. Urban, was terminated.

Item 5.02 Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers

On January 19, 2006, Gemstar issued a press release announcing that it has terminated the employment of Brian D. Urban, its Chief Financial Officer, effective January 18, 2006. Mr. Urban’s employment agreement was scheduled to expire on June 30, 2006, and Gemstar has been actively engaged in a search for a new Chief Financial Officer. Until this position is filled, Richard Battista, Gemstar’s Chief Executive Officer, will also serve as acting Chief Financial Officer. A copy of the press release announcing the foregoing is filed with this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)    The following exhibit is furnished pursuant to Item 5.02:

99.1    Press release dated January 19, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gemstar-TV Guide International, Inc.

Date: January 20, 2006	/s/ Stephen H. Kay
Stephen H. Kay Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 19, 2006